SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 8, 2003 (May 8, 2003)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2515 McKinney Avenue, LB 30, Suite 1200
Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 303-3400

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)
SIGNATURES
EXHIBIT INDEX
EX-99.1 Earnings Release
EX-99.2 Press Release Re: Organizational Changes
EX-99.3 Press Release Re: Stock Split

Item 5. Other Events and Required FD Disclosure

Attached as Exhibits 99.2 and 99.3 are two press releases issued by the registrant on May 8, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Earnings Release issued May 8, 2003
99.2	Press Release issued May 8, 2003 regarding certain organizational changes
99.3	Press Release issued May 8, 2003 regarding stock split

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

Attached as Exhibit 99.1 is the registrant’s earnings release for the first quarter of 2003, issued May 8, 2003, which is being furnished pursuant to Item 12. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 8, 2003	DEAN FOODS COMPANY

	By:	/s/ Lisa N. Tyson

Lisa N. Tyson Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Earnings Release issued May 8, 2003
99.2	Press Release issued May 8, 2003 regarding certain organizational changes
99.3	Press Release issued May 8, 2003 regarding stock split